UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

 ☐ Preliminary Proxy Statement

 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

 ☐ Definitive Proxy Statement

 ☒ Definitive Additional Materials

 ☐ Soliciting Material under §240.14a-12

WALKER & DUNLOP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Step 1: Go to www.envisionreports.com/WD. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/WD Online Go to www.envisionreports.com/WD or scan the QR code — login details are located in the shaded bar below. The Sample Company Notice of Annual Meeting of Stockholders 03YPAB + + Important Notice Regarding the Availability of Proxy Materials for Walker & Dunlop, Inc. Annual Meeting to be Held on May 2, 2024 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and 2023 Annual Report to Stockholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 18, 2024 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. Votes submitted by the Internet or telephone must be received by 11:59 p.m. Eastern Time, on May 1, 2024.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/WD. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Walker & Dunlop, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 18, 2024. The 2024 Annual Meeting of Stockholders of Walker & Dunlop, Inc. will be held at Hilton Garden Inn, 7301 Waverly Street, Bethesda, MD 20814 on Thursday, May 2, 2024, at 10:00 a.m. EDT Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR the election of each of the seven nominees as director and FOR Proposals 2, 3 and 4: 1. Election of Directors: 01 - Jeffery R. Hayward 02 - Ellen D. Levy 03 - Michael D. Malone 04 - John Rice 05 - Dana L. Schmaltz 06 - William M. Walker 07 - Donna C. Wells 2. Ratification of the appointment of the independent registered public accounting firm 3. Advisory resolution to approve executive compensation 4. Approval of the adoption of the 2024 Equity Incentive Plan, which constitutes an amendment and restatement of the Walker & Dunlop, Inc. 2020 Equity Incentive Plan, as amended PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card, which will contain instructions for voting by mail or telephone. If you wish to attend and vote at the meeting, please bring this notice with you. For directions to the meeting and instructions on voting in person, contact our Investor Relations department at 301-202-3207. Notice of Annual Meeting of Stockholders